First Quarter 2014 April 25, 2014

2 Cautionary Notice Regarding Forward - Looking Statements This press release contains “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 , including, without limitation, statements about future financial and operating results, ability to realized deferred tax assets, cost savings, enhanced revenues, economic and seasonal conditions in our markets, and improvements to reported earnings that may be realized from cost controls and for integration of banks that we have acquired, as well as statements with respect to Seacoast’s objectives, expectations and intentions and other statements that are not historical facts . Actual results may differ from those set forth in the forward - looking statements . Forward - looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward - looking statements . You should not expect us to update any forward - looking statements . You can identify these forward - looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “support”, “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “further”, “point to,” “project,” “could,” “intend” or other similar words and expressions of the future . These forward - looking statements may not be realized due to a variety of factors, including, without limitation : the effects of future economic and market conditions, including seasonality ; governmental monetary and fiscal policies, as well as legislative, tax and regulatory changes ; changes in accounting policies, rules and practices ; the risks of changes in interest rates on the level and composition of deposits, loan demand, liquidity and the values of loan collateral, securities, and interest sensitive assets and liabilities ; interest rate risks, sensitivities and the shape of the yield curve ; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet ; and the failure of assumptions underlying the establishment of reserves for possible loan losses . The risks of mergers and acquisitions, include, without limitation : unexpected transaction costs, including the costs of integrating operations ; the risks that the businesses will not be integrated successfully or that such integration may be more difficult, time - consuming or costly than expected ; the potential failure to fully or timely realize expected revenues and revenue synergies, including as the result of revenues following the merger being lower than expected ; the risk of deposit and customer attrition ; any changes in deposit mix ; unexpected operating and other costs, which may differ or change from expectations ; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees ; increased competitive pressures and solicitations of customers by competitors ; as well as the difficulties and risks inherent with entering new markets . All written or oral forward - looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10 - K for the year ended December 31 , 2013 under “Special Cautionary Notice Regarding Forward - Looking Statements” and “Risk Factors”, and otherwise in our SEC reports and filings . Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC’s Internet website at http : //www . sec . gov .

3 Q1 2014 Financial and Strategic Highlights Building Shareholder Value • Definitive agreement reached to acquire The BANKshares , Inc. with $656 million in assets • Net income of $2.3 million, an increase of 24% linked quarter and 12% from Q1 2013 • Pretax income of $3.7 million, up $1.7 million or 83.4% compared to 2013 and $0.6 million linked quarter • Earnings per s hare up 50% to $.09 from $.06 in 2013, the result of improved earnings and redemption of preferred stock in Q4 2013 • Net loan outstandings up 7.5%, or $91 million from Q1 2013 • Cost saving initiative totaling $1.4 million successfully implemented during Q1 with $1.9 million in additional cost reductions identified for Q2 implementation • Tangible common equity of 9.8% at March 31, 2014 Growing Our Franchise • Customer demand deposits increased $60.8 million, or 13.4%, year over year • Commercial loan outstandings increased $69 million, or 12.1%, compared to 2013 • Transaction accounts exceed $1.0 billion, up $82.6 million, or 8.8% year over year • Cost of deposits of approximately 14bps for Q1 2014 Reducing our Risk Posture • Net recoveries of $139 thousand, or (0.04%), of average loans compared to $1.5 million, or 0.49%, one year prior • Nonperforming loans declined by $9.0 million, or 25.5%, year over year • Accruing restructured loans reduced by $16.6 million, or 40.4%, year over year • Nonperforming assets to total assets of 1.41%, compared to 2.09% at March 31, 2013

4 Cost Reductions Power Opportunities to Invest in Revenue Producing Strategies • Approximately $1.4 million in annualized cost savings implemented in Q1 2014 • Approximately $1.9 million in annualized cost savings identified, with implementation in Q2 2014 • Reinvested cost savings into additional new digital services and marketing and data analytics personnel totaling approximately $860 thousand annualized in the first quarter Dollars in Thousands 3.38% 3.51% 3.33% 3.29% 3.26% 3.20% 3.25% 3.30% 3.35% 3.40% 3.45% 3.50% 3.55% 3.60% $17,000 $17,500 $18,000 $18,500 $19,000 $19,500 $20,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Total Core Operating Expense Core Operating expense to average assets

5 Loan Outstandings Continue Growth Trend • Net loans increased $91 million, or 7.5%, year over year • Commercial loan balances outstanding increased $69 million, or 12.1%, at March 31, 2014 • Residential loans outstanding increased $18 million, or 3.1%, at March 31, 2014 * Dollars in Thousands Dollars in Thousands Residential Outstandings $574,600 $592,600 $550,000 $560,000 $570,000 $580,000 $590,000 $600,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Commercial Outstandings $637,300 $568,400 $540,000 $560,000 $580,000 $600,000 $620,000 $640,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014

6 Noninterest Income Growth Slowed by Decrease in Mortgage Banking • Noninterest income reduced $373 thousand from Q1 2013 and $408 thousand linked quarter • Mortgage banking fees decreased $453 thousand from Q1 2013 and $67 thousand linked quarter • Deposit fees up $95 thousand, driven primarily by interchange income up 11.0% compared to Q1 2013 21% Dollars in Thousands Fee Based Revenues $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Deposit Fees Wealth Management Service Fees Mortgage banking fees Q1 2013 Q1 2014 Noninterest Income $5,931 $5,558 $4,000 $4,500 $5,000 $5,500 $6,000 $6,500 Q1 2013 Q4 2013 Q1 2014

7 Prior Years Reductions in Problem Assets Result in Continued Lower Workout Expenses • Problem loans significantly reduced • Expense associated with problem loan workouts have come to a conclusion Dollars in Thousands Dollars in Thousands $- $10,000 $20,000 $30,000 $40,000 $50,000 Nonperforming Loans Other Real Estate Owned Restructured Loans (Accruing) Q1 2013 Q1 2014 $- $100 $200 $300 $400 $500 $600 $700 Asset Disposition Expense Net Loss on OREO and Repo Assets Q1 2013 Q1 2014

8 Coverage Ratio Maintained, Net Recoveries for First Quarter • Credit metrics at pre crisis levels • Net recoveries of $139 thousand in Q1 • $19.5 million of loan loss reserves at March 31, 2014, down $2.1 million from Q1 2013 • Loan loss provision reversal of $735 thousand in Q1 • Continued lower charge offs anticipated going forward Coverage Ratio - NPLs 74.30% 61.20% 35.00% 40.00% 45.00% 50.00% 55.00% 60.00% 65.00% 70.00% 75.00% 80.00% Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Net Charge Offs (Recoveries) To Average Loans 0.49% -0.04% -0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014

9 Substandard Loans Significantly Reduced Resulting in Much Improved Credit Statistics * Accruing loans 30 + days past due Restructured Loans - Accruing $41,170 $24,537 $0 $10,000 $20,000 $30,000 $40,000 $50,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Accruing Past Dues* 0.31% 0.30% 0.00% 0.10% 0.20% 0.30% 0.40% Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Substandard Loans $36,389 $56,281 $- $20,000 $40,000 $60,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 NPL Inflows $2,868 $1,974 $- $1,000 $2,000 $3,000 $4,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014

10 Seacoast Retail Franchise Continues to Accrete Value • Core customer funding totaled $1.7 billion at March 31, 2014, an increase of $98.2 million, or 6.1% from the prior year • Average noninterest bearing demand deposits were up $47 million, or 11%, compared to Q1 2013 and $18 million linked quarter • Ending noninterest bearing demand deposits at 28.2% of total deposits compared to 22.7% at March 31, 2012 • Continued positive net new household growth driven by marketing customer acquisition and retention strategies Dollars in Thousands Business Demand Deposits $210,000 $291,000 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 Q1 2012 Q1 2013 Q1 2014 Retail Demand Deposits $158,000 $174,000 $50,000 $70,000 $90,000 $110,000 $130,000 $150,000 $170,000 $190,000 Q1 2012 Q1 2013 Q1 2014

11 2014 Priorities Building Shareholder Value • Successful integration of merger agreement with The BANKshares , Inc. • Continued focus on building customer franchise, increasing loan production, and investing in revenue growth • Reduction of legacy costs and other operational expense • Achieve a return on assets that successfully provides shareholder returns above peer group Growing Our Franchise • Examine branch network for opportunities for reinvestment and enhancements to the customer experience • Continued improvement on our value proposition with concentration on a robust customer engagement strategy and targeted customer acquisition utilizing numerous marketing channels

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